Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Mairs & Power Small Cap Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated January 10, 2023 to the
Prospectus and Statement of Additional information (“SAI”)
dated April 20, 2022, as previously supplemented

The Fund regrets to inform its shareholders that Allen D. Steinkopf has passed away at the age of 61, and therefore, no longer serves on the team of portfolio managers for the Fund.

Andrew R. Adams, Christopher D. Strom, and Michael C. Marzolf will continue to be co-portfolio managers to the Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.